SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event report) May 16, 2007.
ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)
PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

0-26366 (Commission File Number)	23-2812193 (IRS Employer Identification Number)

732 Montgomery Avenue, Narberth, Pennsylvania (Address of Principal Executive Office)	19072 (Zip Code)
610-668-4700
(Issuer’s telephone number, including area code)
N/A
(Former Name or Former Address, if Change Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On May 16, 2007, the Board of Directors of Royal Bancshares of Pennsylvania, Inc. authorized a stock repurchase program under which the Company may acquire up to 5% of the outstanding common shares.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
      (d.) Exhibits

Exhibit Number	Description of Document
99.1	Press Release dated May 16, 2007.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Bancshares of Pennsylvania, Inc.
Dated: May 16, 2007	/s/ James J. McSwiggan
James J. McSwiggan
Chief Operating Officer